                                                                   EXHIBIT 10.52

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment"), dated as of June 18, 2001, to the Credit Agreement referenced below, is by and among RailWorks Corporation, a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto (the "Lenders") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (defined below).

                               W I T N E S S E T H

         WHEREAS, a $250 million credit facility has been extended to the Borrower pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2000 among the Borrower, the Guarantors, the Lenders, First Union National Bank, as Documentation Agent, and Bank of America, N.A., as Administrative Agent (as amended, modified and supplemented from time to time, the "Credit Agreement");

         WHEREAS, the Borrower's Subsidiary, Railworks W.T. Byler, L.P. ("Byler") has advised the Lenders that it intends to transfer those assets described in Exhibit A attached hereto (the "Byler Sale Assets") to an unrelated third party via a sale that would (i) generate not less than $13,000,000 of Net Cash Proceeds and pursuant to which a minimum aggregate principal amount of $2,750,000 in fixed asset Indebtedness of the Borrower will be assumed by the buyer at closing (the "Byler Sale"), and (ii) be consummated according to terms and conditions substantially similar to those set forth in that certain draft Asset Purchase Agreement furnished to counsel for the Agent as of the date hereof;

         WHEREAS, the Credit Parties have also advised the Lenders that they expect that they will not meet the financial covenants contained in Section 7.9 of the Credit Agreement for the period ending June 30, 2001;

         WHEREAS, the Borrower has requested that the Lenders (a) consent to the Byler Sale, (b) waive any Default or Event of Default arising exclusively as a result of the Credit Parties' failure to comply with the financial covenants contained in Section 7.9 for the period ending June 30, 2001 (the "Anticipated Events of Default"), and (c) make certain modifications to the Credit Agreement;

         WHEREAS, certain of the requested modifications cannot be made without the consent of (a) one hundred percent (100%) of the Revolving Lenders and (b) Tranche B Term Lenders holding sixty-six and two-thirds percent (66-2/3%) of the Tranche B Term Loan (collectively, the "Necessary Lenders");

         WHEREAS, the Necessary Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement is amended in the following respects:

         1.1      The definition of "Applicable Percentage" contained in Section
1.1 is amended by deleting the pricing grid contained therein and replacing it with the following pricing grid:

                                          Applicable Percentages                    Applicable Percentages
                                         for Revolving Loans for                      Tranche B Term Loan
                                         -----------------------                   ------------------------
                                         Eurodollar
                                           Loans
                       Consolidated         and
          Pricing     Total Leverage     Letter of    Base Rate     Commitment     Eurodollar     Base Rate
           Level           Ratio         Credit Fee     Loans           Fee           Loans         Loans
          -------     ---------------    ----------   ---------     ----------     ----------     ---------
             I             > 5.5           4.50%        3.00%         0.750%          5.50%         4.00%
                           -
             II       > 5.0 but < 5.5      4.00%        2.50%         0.750%          5.00%         3.50%
                      -
            III       > 4.5 but < 5.0      3.75%        2.25%         0.625%          4.75%         3.25%
                      -
             IV       > 4.0 but < 4.5      3.50%        2.00%         0.625%          4.50%         3.00%
                      -
             V        > 3.5 but < 4.0      3.00%        1.50%         0.500%          4.00%         2.50%
                      -
             VI       > 3.0 but < 3.5      2.75%        1.25%         0.500%          4.00%         2.25%
                      -
            VII       > 2.5 but < 3.0      2.50%        1.00%         0.375%          4.00%         2.25%
                      -
            VIII      > 2.0 but < 2.5      2.25%        0.50%         0.300%          4.00%         2.25%
                      -
             IX       > 1.5 but < 2.0      2.00%        0.50%         0.300%          4.00%         2.25%
                      -
             X             < 1.5           1.75%        0.50%         0.250%          4.00%         2.25%

         1.2 The term "Available Revolving Committed Amount" is deleted from Section 1.1.

         1.3 Clause (i) contained in the proviso to Section 2.1(a) is amended to read as follows:

                           (i) with regard to the Revolving Lenders
                  collectively, the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed ONE HUNDRED ELEVEN MILLION DOLLARS ($111,000,000) (as such amount may be reduced from time to time in accordance with the provisions hereof, the "Aggregate Revolving Committed Amount"),

         1.4 The first sentence of Section 3.3(c)(ii)(A) is amended to read as follows:

                  Mandatory prepayments made under this Section 3.3 in respect of Divestitures shall be applied to the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in an amount equal to all amounts so applied) until such time as the Aggregate Revolving Committed Amount has been reduced to $96,057,690, and, at any time thereafter, ratably among the Tranche B Term Loan (to the principal amortization installments thereof in inverse order of maturity) and the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in an amount equal to all amounts so applied).

         1.5 The first sentence of Section 3.3(c)(ii)(B) is amended to read as follows:

                  Mandatory prepayments made under this Section 3.3 in respect of Debt Transactions and Equity Transactions shall be applied to the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in each case in an amount equal to all amounts so applied) until such time as the Aggregate Revolving Committed Amount has been reduced to $96,057,690, and, at any time thereafter, ratably among the Tranche B Term Loan (to the principal amortization installments thereof in inverse order of maturity) and the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in an amount equal to all amounts so applied).

         1.6 The first sentence of Section 3.3(c)(ii)(C) is amended to read as follows:

                  Mandatory prepayments made under this Section 3.3 in respect of Consolidated Excess Cash Flow shall be applied to the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in an amount equal to all amounts so applied) until such time as the Aggregate Revolving Committed Amount has been reduced to $96,057,690, and, at any time thereafter, fifty percent (50%) to the Tranche B Term Loan (to the principal amortization installments thereof in inverse order of maturity) and fifty percent (50%) to the Revolving Obligations (with a corresponding permanent reduction in the Aggregate Revolving Committed Amount in an amount equal to all amounts so applied).

         1.7      Section 3.4(b) is amended to read as follows:

                           (b) Mandatory Reductions for Prepayments. The Aggregate Revolving Committed Amount shall be permanently reduced by the amount of any prepayment on the Revolving Obligations made pursuant to Section 3.3(c)(ii).

         1.8 Section 3.4(c) of the Credit Agreement is amended to read as follows:

                           (c) Automatic Reductions. Unless the Aggregate Revolving Committed Amount has been sooner permanently reduced, in accordance with the provisions of the Credit Agreement, to or below $96,057,690, the Aggregate Revolving Committed Amount shall be automatically and permanently reduced to $96,057,690 on October 1, 2001. The Aggregate Revolving Committed Amount shall be further automatically and permanently reduced on the dates set forth below by the amount set forth opposite each such date:

                       Date                                 Amount
                       ----                               ----------
                       June 30, 2002                      $2,500,000
                       December 31, 2002                  $2,500,000
                       June 30, 2003                      $3,750,000
                       December 31, 2003                  $3,750,000
                       June 30, 2004                      $7,500,000

         1.9      Section 3.15(c) is amended in its entirety to read as follows:

                           (c) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                                    FIRST, to the payment of all reasonable
                           out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agents in connection with enforcing the rights of the Lenders under the Credit Documents;

                                    SECOND, to payment of any Administrative
                           Agent's Fees then due and payable;

                                    THIRD, to the payment of all reasonable
                           out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

                                    FOURTH, to the payment of all accrued
                           interest and Fees on or in respect of the Obligations;

                                    FIFTH, to the payment of any outstanding
                           principal amounts of Revolving Obligations in excess of $96,057,690;

                                    SIXTH, to the payment of the outstanding
                           principal amount of the Obligations (including the payment of all LOC Obligations then reimbursable by the Borrower pursuant to Section 2.6(c), but excluding any LOC Obligations attributable to issued but undrawn Letters of Credit) and to the payment of any principal amounts outstanding under Hedging Agreements (to the extent permitted hereunder);

                                    SEVENTH, to the cash collateralization of
                           all LOC Obligations attributable to issued but undrawn Letters of Credit;

                                    EIGHTH, to all other obligations which shall
                           have become due and payable under the Credit
                           Documents or otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

                                    NINTH, to the payment of the surplus, if
                           any, to whomever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that then outstanding Obligations and obligations under Hedging Agreements (to the extent permitted hereunder) held by such Lender bears to the aggregate then outstanding Obligations and obligations under Hedging Agreements (to the extent permitted hereunder)) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH", "SIXTH" and "SEVENTH" above; and (iii) all amounts available to be applied to pursuant to clause "SEVENTH" above shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "SEVENTH" AND "EIGHTH" above in the manner provided in this Section 3.15(c).

         1.10     Section 5.2(c) is amended to read as follows:

                           (c) Officer's Certificate. If after giving effect to such Extension Credit, the aggregate principal amount of the Revolving Obligations will exceed the greater of the "Borrowing Base" (as defined in the Senior Subordinated
                  Note Indenture) or $100,000,000 (as such amounts may be reduced pursuant clause (ii) of the definition of "Permitted Indebtedness" in the Senior Subordinated Note Indenture), the Borrower shall have delivered to the Administrative Agent and to the Trustee under the Senior Subordinated Note Indenture a certificate of a Responsible Officer of the Borrower to the effect that the acceptance by the Borrower of such Extension of Credit does not violate the provisions of Section 4.11 of the Senior Subordinated Note Indenture.

         1.11     Clause (h) of Section 7.2 is amended to read as follows:

                           (h) Cash Flow Reports. As soon as available, and in any event within three (3) Business Days following the end of the previous week (commencing with the week beginning June 18, 2001) a report, in a form acceptable to the Administrative Agent, that includes (i) a detailed cash flow projection of the Borrower for the then upcoming thirteen weeks, on a consolidated and consolidating basis (a "Forecast"), (ii) a variance analysis reflecting a detailed comparison between the actual cash flow computations of the Borrower through the end of the previous week on a consolidated and consolidating basis and those projected for such period in the most recent cash flow projection previously provided to the Administrative Agent in accordance with this Section, and
                  (iii) a narrative discussion of any material variances between the actual cash flow computations for any given week and those contained for such week in the previous Forecast;

         1.12 Clause (i) of Section 7.2 is renumbered as clause 7.2(m) thereof and the following new clauses (j), (k), and (l) are added to Section 7.2:

                           (j) Daily Cash Report. Each Business Day, a report in form reasonably acceptable to the Administrative Agent summarizing the Borrower's cash position as of such day including without limitation a list of presentments expected to be made that day.

                           (k) Accounts Payable Agings. Concurrently with the deliver of the financial statements referred to in Section 7.2(h) above, a summary of the accounts payable agings in a form reasonably acceptable to the Administrative Agent.

                           (l) Surety Claims. Within five (5) Business Days of receipt, written notice of any notification from any surety of any of the Credit Parties concerning claims made against such surety in connection with any significant project of such Credit Party, and, as soon as available, and in any event within five (5) Business Days after the receipt of such notification, a copy of any such notification; and

         1.13     The following new Section 8.15 is added:

                           8.15 Surety Claims. Permit claims against sureties of any of the Credit Parties remaining uncured after thirty (30) days to exceed (a) $750,000 in the aggregate through June 30, 2001, and (b) $250,000 in the aggregate at any time thereafter, unless such claims are being contested in good faith with appropriate reserves taken in accordance with GAAP.

         2. Eurodollar Loans. Notwithstanding anything to contrary contained in the Credit Agreement, each currently outstanding Eurodollar Loan shall be converted to a Base Rate Loan at the end of the current interest period. Until October 1, 2001, the Borrower shall not be permitted to request additional Eurodollar Loans or convert Base Rate Loans to Eurodollar Loans.

         3.       Consent/Waiver.

                  (a) Consent. The Required Lenders hereby consent to the Byler Sale on the conditions that (i) the Net Cash Proceeds from the Byler Sale are (A) not less than $13,000,000 and (B) are delivered to the Administrative Agent for application in accordance with the terms and conditions of the Credit Agreement, as amended by this Agreement,
         (ii) a minimum aggregate principal amount of $2,750,000 in fixed asset Indebtedness of the Borrower is assumed by the buyer of the Byler Sale Assets upon closing of the Byler Sale, and (iii) the sale is consummated according to terms and conditions substantially similar to those set forth in that certain draft Asset Purchase Agreement furnished to counsel for the Agent as of the date hereof.

                  (b) Waiver. The Lenders hereby waive the Anticipated Events of Default; provided, however, that nothing contained in this Amendment shall relieve any Credit Party from complying with each and every other term and condition of the Credit Documents (including the financial covenants contained in Section 7.9 of the Credit Agreement as they relate to any period after June 30, 2001) from and after the date hereof.

         4.       Covenants. The Credit Parties hereby covenant and agree that:

                  (a) Additional Financial Covenant. For the period ending June 30, 2001, they shall cause Consolidated EBITDA (calculated in this instance by excluding any EBITDA generated by the Byler civil division after May 31, 2001) for the fiscal quarter ending June 30, 2001 to be not less than $15,000,000;

                  (b) Crisis Manager. The Borrower shall continue to engage a crisis manager (the "Crisis Manager") to assist it in improving its cash management and financial reporting and developing a comprehensive business recovery plan in form reasonably acceptable to the Administrative Agent (the "Business Plan") for presentation to the Administrative Agent and the Lenders; and that the Borrower shall (i) cause the Crisis Manager to meet periodically with the Administrative Agent and the Lenders to report on the Crisis Manager's findings, reports and recommendations, and (ii) refrain from terminating its current engagement of Glass & Associates, Inc. as Crisis Manager unless the Borrower immediately replaces Glass & Associates, Inc. with another Crisis Manager with similar experience and reputation, and upon similar terms and scope;

                  (c) Access to Officers and Directors. The Borrower shall cause its officers and directors to be available to meet with the Administrative Agent and to issue reports to the Administrative Agent addressing the Credit Parties' cash flow situation and any other matters related to the Credit Parties financial situation, at such times as reasonably requested by the Administrative Agent; provided, however, that any negotiations concerning terms and conditions of the Credit Agreement shall be conducted with the officers of the Borrower;

                  (d) Consultant. They shall cooperate fully with the consultant retained by the Administrative Agent and the Lenders, Policano & Manzo, LLC (the "Lenders Consultant"), which cooperation shall include, without limitation allowing the Consultant reasonable access to observe the Credit Parties' respective operations and financial records and projections, and the Borrower shall reimburse the Administrative Agent and the Lenders for all reasonable fees and expenses incurred by the Administrative Agent and the Lenders in connection with their retention of the Consultant;

                  (e) Arthur Andersen Report. The Borrower shall deliver to the Administrative Agent (i) on or before June 30, 2001, a preliminary overview of contracts and project controls from Borrower's outside accountant, Arthur Andersen ("Andersen"), and (ii) on or before July 31, 2001, a final report prepared by Anderson concerning the aforementioned contracts and project controls in form consistent with Andersen's standard operating procedures and reasonably acceptable to the Administrative Agent; and

                  (f) Business Plan. That the Borrower shall deliver a complete copy of the Business Plan to the Administrative Agent on or before August 17, 2001.

         5. Warrants. On or before July 31, 2001, the Borrower shall deliver to an escrow agent designated by the Administrative Agent warrants for registered shares of common stock (the "Warrants") in an amount which will be equal to two percent (2.0%) of the fully diluted and outstanding equity of the Borrower as of the date hereof (after giving effect to the issuance of the Warrants). The Warrants shall be beneficially held by the Lenders and allocated among the Lenders on a pro rata basis based on each Lender's Commitments under the Credit Agreement as of the date hereof. One-fourth of the Warrants shall be exercisable on or after each of September 30, 2001, October 31, 2001, November 30, 2001 and December 31, 2001. The Warrants shall have a strike price of $0.01 per share (payable in cash or in kind), be freely assignable, incorporate standard weighted average anti-dilution protection for stock splits, dividends and distributions, and have one long-form demand, unlimited short-form demand and unlimited piggyback registration rights (subject to customary thresholds and pro rata cutbacks).

         6. Representations. The Borrower hereby affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period).

         7. Special Compliance Certificate. On October 1, 2001 the Borrower shall deliver to the Agent a certificate in the form attached hereto as
Schedule I, duly executed by a Responsible Officer (the "October 1, 2001 Compliance Certificate"). Failure to deliver the October 1, 2001 Compliance Certificate on October 1, 2001 shall constitute an immediate Event of Default under the Credit Agreement.

         8. Legal Opinion. On or before June 25, 2001, the Borrower shall deliver to the Administrative Agent an opinion of counsel to the Credit Parties relating to this Amendment and the transactions contemplated hereby, in form and substance reasonably acceptable to the Administrative Agent.

         9. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Documents or to the performance of its obligations thereunder. In consideration of the Lenders' willingness to enter into this Amendment, each Credit Party hereby releases the Administrative Agent, the Collateral Agent and the Lenders, and the respective officers, employees, representatives, agents, counsel, trustees and directors of each of the foregoing, from any and all actions, causes of action, claims, demands, damages and liabilities or whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, that may exist in connection with any of the Credit Documents or the Obligations, to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

         10. Amendment Fee. In consideration of the willingness of the Necessary Lenders to enter into this Amendment, the Borrower agrees to pay the Administrative Agent, for the ratable benefit of the Lenders which execute this Amendment on the date hereof, an amendment fee (the "Amendment Fee") equal to one-quarter percent (0.25%) of the aggregate Commitments (after giving effect to this Amendment). One-fourth of the Amendment Fee shall be due and payable on the date hereof, an additional one-fourth of the Amendment Fee shall be due and payable on or before August 1, 2001, an additional one-fourth of the Amendment Fee shall be due and payable on or before September 1, 2001, and the final one-fourth of the Amendment Fee shall be due and payable on or before September 30, 2001.

         11. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

         12. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         13. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         14. Conditions Precedent. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions precedent:

                  (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and the Necessary Lenders; and

                  (b) receipt by the Administrative Agent, for the ratable benefit of the Lenders which execute this Amendment on the date hereof, of one-fourth of the Amendment Fee.

         15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Administrative Agent.

         16. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:         RAILWORKS CORPORATION,
                  a Delaware corporation

                  By:
                     ------------------------------------------
                  Name:  Michael R. Azarela
                  Title: President

GUARANTORS:       BREAKING TECHNOLOGY & EQUIPMENT, INC., a New York corporation
                  CPI CONCRETE PRODUCTS, INCORPORATED, a Tennessee corporation
                  CRANEQUIP INC., a Delaware corporation
                  GANTREX CORPORATION, a Pennsylvania corporation
                  HSQ TECHNOLOGY CORPORATION, a California corporation
                  L.K. COMSTOCK & COMPANY, INC., a New York corporation
                  M-TRACK ENTERPRISES, INC., a New York corporation
                  MIDWEST CONSTRUCTION SERVICES, INC., an Indiana corporation
                  NEOSHO CENTRAL AMERICA, INC., a Kansas corporation
                  NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas
                           corporation
                  NEOSHO INCORPORATED, INC., a Kansas corporation
                  RAILWORKS RAIL PRODUCTS & SERVICES, INC., a Kansas corporation
                  RAILWORKS TRANSIT, INC., a New York corporation
                  RAILWORKS WOOD PRODUCTS, INC., a Delaware corporation
                  RWKS CONSTRUCTION, INC., a Maryland corporation
                  U.S. RAILWAY SUPPLY, INC., an Indiana corporation
                  WOOD WASTE ENERGY, INC., a Virginia corporation



                  By:
                     -----------------------------------------
                  Name:  Michael R. Azarela
                  Title: Executive Vice President of each of the foregoing

                  RAILWORKS TRANSIT SYSTEMS, INC., a Delaware corporation RAILWORKS CANADA, INC., a Delaware corporation

                  By:
                     -----------------------------------------
                  Name:  John P. Nuzzo
                  Title: Assistant Secretary of each of the foregoing

                  By:
                     -----------------------------------------
                  Name:  Michael R. Azarela
                  Title: Executive Vice President of each of the foregoing

                  DURA-WOOD LLC, a Delaware limited liability company

                  By:    RAILWORKS WOOD PRODUCTS, INC.,
                         a Delaware corporation, its managing member

                         By:
                            -----------------------------------------
                            Name:  Michael R. Azarela
                            Title: Executive Vice President

                  RAILWORKS TRACK SERVICES, INC., an Indiana corporation

                  By:
                     -----------------------------------------
                  Name:  Harold Kropp
                  Title: Vice President

                  RAILWORKS TRACK SYSTEMS, INC., a Nevada corporation

                  By:
                     -----------------------------------------
                  Name:  Michael R. Azarela
                  Title: Vice President

                  RAILWORKS W.T. BYLER, L.P., a Texas limited partnership

                  By:    RAILWORKS TRACK SYSTEMS, INC., a Nevada corporation

                         By:
                            -----------------------------------------
                            Name:  Michael R. Azarela
                            Title: Vice President


                           [SIGNATURE PAGES CONTINUE]

LENDERS:                 BANK OF AMERICA, N.A.,
                         individually in its capacity as a
                         Lender and in its capacity as Administrative Agent

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         FIRST UNION NATIONAL BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         FLEET NATIONAL BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         M&T BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         KEY BANK NATIONAL ASSOCIATION

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         BANK ONE, MICHIGAN

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         COMERICA BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                           [SIGNATURE PAGES CONTINUE]

                         ALLFIRST BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         HELLER FINANCIAL, INC.

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         THE PROVIDENT BANK

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         FOOTHILL INCOME TRUST II, L.P.

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         FOOTHILL PARTNERS IV, LP

                         By:
                            -----------------------------------------
                            Name:
                            Title:


                         METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                           [SIGNATURE PAGES CONTINUE]

                         FLOATING RATE PORTFOLIO
                         By: INVESCO Senior Secured Management, Inc., as attorney in fact

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         AVALON CAPITAL LTD.
                         By:  INVESCO Senior Secured Management, Inc.

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         AVALON CAPITAL LTD 2.
                         By:  INVESCO Senior Secured Management, Inc.

                         By:
                            -----------------------------------------
                            Name:
                            Title:


                         CERES II FINANCE LTD
                         By: INVESCO Senior Secured Management, Inc., as Sub-Management Agent (Financial)

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         VAN KAMPEN CLO I, LIMITED

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         VAN KAMPEN CLO II, LIMITED

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         VAN KAMPEN SENIOR INCOME TRUST

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         VAN KAMPEN SENIOR FLOATING RATE

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                         REDWOOD MASTER FUND, LTD.

                         By:
                            -----------------------------------------
                            Name:
                            Title:

                                   Schedule I

                 Form of October 1, 2001 Compliance Certificate

         This Certificate is delivered in accordance with the provisions of
Section 7 of that Third Amendment dated as of June __, 2001 among RailWorks Corporation, a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified therein, the lenders identified therein, and Bank of America, N.A., as Administrative Agent (the "Third Amendment"). The Third Amendment is to that certain Amended and Restated Credit Agreement dated as of April 28, 2000 (as amended, modified and supplemented, the "Credit Agreement") among the Borrower, the Subsidiaries of the Borrower identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

         The undersigned, being a Responsible Officer of the Borrower, hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief as of the date hereof no Default or Event of Default has occurred and is continuing.

         This the 1st day of October, 2001.

                                    RAILWORKS CORPORATION

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: